UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 10, 2013

OXiGENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Gateway Boulevard, Suite 210, South San Francisco, CA 94080

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 635-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 10, 2013, OXiGENE, Inc., a Delaware corporation (“OXiGENE”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors, pursuant to which OXiGENE agreed to sell, in a private placement, an aggregate of 5,000 shares of its zero coupon Series A convertible preferred stock, par value $0.01 per share (“Series A Preferred Stock”), Series A Warrants (the “Series A Warrants”) to purchase shares of its common stock, par value $0.01 per share (“Common Stock”), and Series B Warrants (“Series B Warrants”, and together with the Series A Warrants, the “Warrants”) to purchase shares of its Common Stock, for an aggregate purchase price of $5,000,000 (the “Offering”). The closing of the Offering is expected to occur on or about April 12, 2013, subject to satisfaction of customary closing conditions set forth in the Purchase Agreement. The Purchase Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature. The Series A Preferred Stock does not have a dividend right, nor does it have any preferences over the Common Stock, including liquidation rights.

Subject to certain ownership limitations, shares of Series A Preferred Stock are convertible, at the option of the holder thereof, into an aggregate of up to 1.38 million shares of Common Stock, and the Warrants are exercisable to purchase an aggregate of approximately 2.76 million shares of Common Stock. Each Series A Warrant has an exercise price of $3.40 per share, and each Series B Warrant has an exercise price of $3.40 per share. The Series A Warrants are immediately exercisable and expire five years after issuance, and the Series B Warrants are immediately exercisable and expire two years after issuance.

OXiGENE has also entered into a Registration Rights Agreement with the investors pursuant to which OXiGENE is obligated to file a registration statement to register the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Series A Warrants and the Series B Warrants within fifteen calendar days.

On April 10, 2013, OXiGENE entered into a letter agreement with Dawson James Securities, Inc. (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as the agent for OXiGENE in connection with the Offering. OXiGENE agreed to pay the Placement Agent a cash placement fee equal to 6% of the aggregate purchase price for the securities sold in the Offering, plus a non-accountable expense allowance equal to 1% of the gross proceeds of all securities sold in the Offering, not to exceed $50,000. In addition, upon the closing of the Offering, OXiGENE will pay the Placement Agent a non-accountable management fee equal to 1% of the gross proceeds of all securities sold in the Offering, and a management fee equal to 1% of any proceeds from the cash exercise of the Series B Warrants, payable within 48 hours of the receipt by OXiGENE of cash proceeds from such exercise(s). The Placement Agent will also receive warrants equal to 6% of the aggregate number of shares underlying the convertible securities sold in the Offering, plus 6% of the aggregate number of shares of Common Stock issued on a cash exercise of the Series B Warrants. In addition, OXiGENE will pay a cash fee equal to 6.5% of the aggregate purchase price for the securities sold in the Offering to Geller Biopharm, a healthcare investment banking division of Financial West Group.

In connection with OXiGENE’s entry into the Purchase Agreement and the Registration Rights Agreement, OXiGENE will also enter into Amendment No. 6 to OXiGENE’s Stockholder Rights Agreement (“Amendment No. 6”) with American Stock Transfer & Trust Company, LLC, dated as of March 24, 2005, as amended (the “Stockholder Rights Agreement”), in order to exempt the issuances of securities that will be issued to the purchasers under the Purchase Agreement from the operation of the Stockholder Rights Agreement.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Series A Warrants and the Series B Warrants, Amendment No. 6, and the letter agreement with the Placement Agent are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 10.1, 10.2, 4.1, 4.2 and 1.1, respectively, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The issuance and sale of securities by OXiGENE under the Purchase Agreement is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 3.03 Material Modifications to Rights of Security Holders.

On April 11, 2013, OXiGENE filed the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware, establishing and designating the Series A Preferred Stock. Each share of Series A Preferred Stock has a stated value of $1,000. Each share of Series A Preferred Stock is convertible, at any time at the option of the holder thereof, into a number of shares of Common Stock determined by dividing the stated value by the conversion price of $3.63, subject to a 9.99% blocker provision. The Series A Preferred Stock has no dividend rights, liquidation preference or other preferences over Common Stock and has no voting rights except as provided in the Certificate of Designation or as otherwise required by law. A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Certificate of Designation is qualified in its entirety by reference to Exhibit 3.1 attached hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On April 11, 2013, OXiGENE filed the Certificate of Designation, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Certificate of Designation, effective as of April 11, 2013, establishes and designates the Series A Preferred Stock and the rights, preferences, privileges and limitations thereof.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks and uncertainties, including, without limitation, unforeseen changes in the course of OXiGENE’s research and development activities and clinical trials; the satisfaction of the closing conditions to the Offering; the conversion of Series A Preferred Stock or exercise of the Warrants, if issued; any increase in OXiGENE’s cash needs; possible actions by customers, suppliers, competitors or regulatory authorities; and other risks detailed from time to time in OXiGENE’s periodic reports filed with the Securities and Exchange Commission. OXiGENE undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Letter agreement dated as of April 10, 2013, by and between OXiGENE, Inc. and Dawson James Securities, Inc.

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.

4.1	Form of Series A/B Common Stock Purchase Warrant.

4.2	Form of Amendment No. 6 to Stockholder Rights Agreement, dated as of April 11, 2013, by and between the Company and American Stock Transfer & Trust Company, LLC.

10.1	Form of Securities Purchase Agreement dated as of April 10, 2013, by and among OXiGENE, Inc. and the purchasers named therein.

10.2	Form of Registration Rights Agreement dated as of April 10, 2013, by and among OXiGENE, Inc. and the purchasers named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2013	OXiGENE, Inc.

/s/ Dr. Peter J. Langecker

By: Dr. Peter J. Langecker
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Letter agreement dated as of April 10, 2013, by and between OXiGENE, Inc. and Dawson James Securities, Inc.

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.

4.1	Form of Series A/B Common Stock Purchase Warrant.

4.2	Form of Amendment No. 6 to Stockholder Rights Agreement, dated as of April 11, 2013, by and between the Company and American Stock Transfer & Trust Company, LLC.

10.1	Form of Securities Purchase Agreement dated as of April 10, 2013, by and among OXiGENE, Inc. and the purchasers named therein.

10.2	Form of Registration Rights Agreement dated as of April 10, 2013, by and among OXiGENE, Inc. and the purchasers named therein.